   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1996


                                                      REGISTRATION NO. 333-12723
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            UROHEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                                                           98-0122944
       (State or other jurisdiction                                                    (I.R.S. Employer Identification No.)
    of incorporation or organization)

                            ------------------------

                            5 CIVIC PLAZA, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660
                                 (714) 668-5858
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                               CHARLES A. LAVERTY
                            CHIEF EXECUTIVE OFFICER
                            UROHEALTH SYSTEMS, INC.
                            5 CIVIC PLAZA, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660
                                 (714) 668-5858
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   Copies to:

           ROBERT M. MATTSON, JR., ESQ.                         NICHOLAS P. SAGGESE, ESQ.
              MORRISON & FOERSTER LLP                             SKADDEN, ARPS, SLATE,
             19900 MACARTHUR BOULEVARD                               MEAGHER & FLOM
             IRVINE, CALIFORNIA 92612                              300 S. GRAND AVENUE
                  (714) 251-7500                              LOS ANGELES, CALIFORNIA 90071
                                                                     (213) 657-5000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________________

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The expenses in connection with the offer and sale of the securities being registered, other than underwriting discounts and commissions, are estimated as follows:

    Registration Fee....................................... $ 27,635
    NASD Filing Fee........................................    8,514
    Legal Fees and Expenses................................  200,000
    Blue Sky Fees and Expenses.............................   15,000
    Accounting Fees and Expenses...........................  100,000
    Printing and Engraving Expenses........................  150,000
    Transfer Agent and Registrar Fees......................   20,000
    Miscellaneous..........................................   78,851
                                                            --------
    Total.................................................. $600,000
                                                            ========

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Reference is made to Section 145 ("Section 145") of the General Corporation Law of the State of Delaware (the "DGCL") which provides for indemnification of directors and officers in certain circumstances.

     UROHEALTH's Certificate of Incorporation provides that a director of UROHEALTH will not be personally liable to UROHEALTH or its stockholders for monetary damages for breach of fiduciary duty as a director of UROHEALTH except for liability (i) for any breach of such director's duty of loyalty to UROHEALTH or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under
Section 174 of the DGCL (unlawful payment of dividends), or (iv) for any transaction from which such director derived an improper personal benefit.

     UROHEALTH is empowered by Section 145 of the DGCL, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in the defense of any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his or her being or having been a director or officer of UROHEALTH. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

     UROHEALTH's Bylaws provide that UROHEALTH shall indemnify its directors, and may indemnify its officers, to the full extent permitted by law.

     The Registrant has entered into agreements with certain directors and officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts to the fullest extent permitted by law incurred in connection with any proceeding to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliated enterprises, provided such person acted honestly and in good faith with a view to the best interests of the corporation.

     There are directors' and officers' liability insurance policies presently in force insuring directors and officers of the Registrant and its subsidiaries.

ITEM 16.  EXHIBITS.

  Exhibits


EXHIBIT NO.                                       DESCRIPTION
-----------     --------------------------------------------------------------------------------
 1.1            Form of Underwriting Agreement.
 3.1            Certificate of Incorporation of the Registrant.
 3.2            Bylaws of the Registrant. Incorporated by reference to Exhibit 3.2 of the
                Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1995.
 4.1            Form of Certificate for Common Stock. Incorporated by reference to Exhibit 4.1 of the Company's Annual Report on Form 10-K for the fiscal period ended March
                31, 1996.
 4.2            Rights Agreement. Incorporated by reference to Exhibit 4.1 to the Registrant's
                Current Report on Form 8-K dated May 20, 1993 (the "May 20, 1993 Form 8-K").
 4.3            Form of Rights Certificate. Incorporated by reference to Exhibit 4.2 to the
                Registrant's May 20, 1993 Form 8-K.
 5.1            Opinion of Morrison & Foerster LLP.
23.1            Consent of Ernst & Young LLP.**
23.2            Consent of Doane Raymond.**
23.3            Consent of Coopers & Lybrand L.L.P.**
23.4            Consent of KPMG Peat Marwick LLP.**
23.5            Consent of Cherry, Bekaert & Holland.**
23.6            Consent of Ernst & Young LLP.**
23.7            Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
23.8            Consent of BDO Seidman.**
24.1            Power of Attorney of certain officers and directors.**


---------------

 ** Previously filed.

ITEM 17.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 (the "Act"), each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act of 1934 (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (c) The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective.


          (2) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Newport Beach, State of California, on November 11, 1996.


                                          UROHEALTH SYSTEMS, INC.

                                          By: /s/ CHARLES A. LAVERTY
                                            ------------------------------------
                                            Charles A. Laverty
                                            Chairman and Chief Executive
                                            Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               SIGNATURES                               TITLE                       DATE
----------------------------------------  ---------------------------------  ------------------
         /s/ CHARLES A. LAVERTY           Chief Executive Officer and         November 11, 1996
----------------------------------------  Director (Principal Executive
           Charles A. Laverty             Officer)

          /s/ JAMES L. JOHNSON            Chief Financial Officer             November 11, 1996
----------------------------------------  (Principal Financial Officer and
            James L. Johnson              Principal Accounting Officer)

                   *                      Director                            November 11, 1996
----------------------------------------
        Mitchell J. Blutt, M.D.

                  *                      Director                            November 11, 1996
----------------------------------------
            Abbey J. Butler

                   *                      Director                            November 11, 1996
----------------------------------------
            John Chamberlin

                   *                      Director                            November 11, 1996
----------------------------------------
            Robert N. Elkins

                   *                      Director                            November 11, 1996
----------------------------------------
            Melvyn J. Estrin

                   *                      Director                            November 11, 1996
----------------------------------------
             C. Sage Givens

                                          Director                                       , 1996
----------------------------------------
            Lawrence Goelman

                   *                      Director                            November 11, 1996
----------------------------------------
            Michael S. Gross

               SIGNATURES                               TITLE                       DATE
----------------------------------------  ---------------------------------  ------------------
                   *                      Director                            November 11, 1996
----------------------------------------
           Richard Newhauser

                   *                      Director                            November 11, 1996
----------------------------------------
             James B. Osbon

                   *                      Director                            November 11, 1996
----------------------------------------
            Julian W. Osbon

                   *                      Director                            November 11, 1996
----------------------------------------
           Francis J. Tedesco

                   *                      Director                            November 11, 1996
----------------------------------------
             Gerald W. Timm

*By:    /s/ CHARLES A. LAVERTY
----------------------------------------
            Charles A. Laverty
             Attorney-In-Fact

                                 EXHIBIT INDEX


                                                                                     SEQUENTIALLY
    EXHIBIT                                                                            NUMBERED
    NUMBER                                 DESCRIPTION                                   PAGE
    ------    ---------------------------------------------------------------------  ------------
       1.1    Form of Underwriting Agreement.......................................
       3.1    Certificate of Incorporation of the Registrant.......................
       3.2    Bylaws of the Registrant. Incorporated by reference to Exhibit 3.2 of the Registrant's Annual Report on Form 10-K for the fiscal year ended
              June 30, 1995........................................................
       4.1    Form of Certificate for Common Stock. Incorporated by reference to
              Exhibit 4.1 of the Company's Annual Report on Form 10-K for the
              fiscal period ended March 31, 1996...................................
       4.2    Rights Agreement. Incorporated by reference to Exhibit 4.1 to the
              Registrant's Current Report on Form 8-K dated May 20, 1993 (the "May
              20, 1993 Form 8-K")..................................................
       4.3    Form of Rights Certificate. Incorporated by reference to Exhibit 4.2 to the Registrant's May 20, 1993 Form 8-K............................
       5.1    Opinion of Morrison & Foerster LLP...................................
      23.1    Consent of Ernst & Young LLP.**......................................
      23.2    Consent of Doane Raymond.**..........................................
      23.3    Consent of Coopers & Lybrand L.L.P.**................................
      23.4    Consent of KPMG Peat Marwick LLP.**..................................
      23.5    Consent of Cherry, Bekaert & Holland.**..............................
      23.6    Consent of Ernst & Young LLP.**......................................
      23.7    Consent of Morrison & Foerster LLP (included in Exhibit 5.1).........
      23.8    Consent of BDO Seidman.**
      24.1    Power of Attorney of certain officers and directors.**...............


---------------

 ** Previously filed.